UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 12, 2003

WILSHIRE FINANCIAL SERVICES GROUP INC.
(Exact name of registrant as specified in its charter)

DELAWARE	0-21845	93-1223879
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

14523 SW Millikan Way, Suite 200 Beaverton, OR	97005
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (503) 223-5600

Item 5.	Other Events

        The Registrant’s Report on Form 10-Q that was filed with the Commission on August 12, 2003 included, as Exhibit 31, the certification by the Registrant’s Chief Executive Officer and Chief Financial Officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 (the “Sec. 302 Certification”). This certification did not reflect the Commission’s revisions to the text of the Sec. 302 Certification which are effective for reports due on or after August 14, 2003. Accordingly, the Registrant has amended its Sec. 302 Certification as it relates to the Form 10-Q for the quarter ended June 30, 2003 and is filing the amended certification herewith as Exhibit 99.1.

Item 7.	Financial Statements and Exhibits

(c)	Exhibits

99.1	Certification by the Chief Executive Officer and Chief Financial Officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 18, 2003	WILSHIRE FINANCIAL SERVICES GROUP INC.
Registrant

/s/ Stephen P. Glennon
Stephen P. Glennon
CHIEF EXECUTIVE OFFICER AND
CHIEF FINANCIAL OFFICER

INDEX TO SCHEDULES AND EXHIBITS

Exhibit Number	Description

99.1	Certification by the Chief Executive Officer and Chief Financial Officer pursuant to Section 302 fo the Sarbanes-Oxley Act of 2002.